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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 2, 1997


                      First Union National Bank of Georgia
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             (Exact name of registrant as specified in its charter)

                                  on behalf of

                           First Union Master Credit Card Trust
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
         United States                                33-98546                             58-1051808
  ----------------------------              ------------------------                    --------------
(State or Other Jurisdiction of             (Commission File Number)                    (IRS Employer
Incorporation)                                                                          Identification Number)


                   999 Peachtree Street
                    Atlanta, Georgia                                                    30309
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         (Address of Principal Executive Office)                                     (Zip Code)

Registrant's telephone number, including area code (404) 827-7350


                                         N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.          Not Applicable.

Item 2.          Not Applicable.

Item 3.          Not Applicable.

Item 4.          Not Applicable.

Item 5. Effective June 2, 1997, First Union Direct Bank, National Association acquired substantially all of the assets of First Union National Bank of Georgia. In connection with such acquisition, First Union Direct Bank, National Association assumed, pursuant to Sections 7.02 and 8.02 of the Pooling and Servicing Agreement dated as of September 29, 1995 (as amended, the "Pooling and Servicing Agreement") by and between First Union National Bank of Georgia, as transferor and as servicer, (in such capacities, the "Transferor" and "Servicer," respectively) and the Bank of New York, as trustee, all the obligations and benefits of the Transferor and the Servicer, as applicable. Also effective June 2, 1997 and immediately following the asset acquisition referenced above, First Union Direct Bank, National Association transferred all of the non-credit card assets acquired from First Union National Bank of Georgia to a national banking association affiliate. Such national banking association affiliate was then merged with and into First Union National Bank of Georgia.

Item 6.          Not Applicable.

Item 7.          Not Applicable.

Item 8.          Not Applicable.

Item 9.          Not Applicable.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                             FIRST UNION NATIONAL BANK
                                               OF GEORGIA, ON BEHALF OF
                                               THE FIRST UNION MASTER
                                               CREDIT CARD TRUST



                                             By: /s/ James H. Gilbraith II
                                                ----------------------------
                                                Name: James H. Gilbraith II
                                                Title: Vice President and
                                                      Managing Director





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